Exhibit 10.7

PREPARED BY AND UPON

RECORDATION RETURN TO:

Seyfarth Shaw LLP

1075 Peachtree Street, N.E., Suite 2500

Atlanta, Georgia 30309-3962

Attention: Robert M. Trusty, Esq.

Deal Name: CHT REIT Portfolio

Loan Number: 706108866

GILBERT AZ SENIOR LIVING OWNER, LLC, and

CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC (f/k/a MetSun Two Gilbert AZ Senior Living,

LLC), as grantor

(Borrower)

to

FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee

(Trustee)

for the benefit of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as mortgagee

(Lender)

DEED OF TRUST AND SECURITY AGREEMENT

(Sunrise of Gilbert – First)

Dated: As of June 29, 2012

Legal Description: SEE EXHIBIT A

Location:	580 South Gilbert Road, Gilbert
Lot:	_______________
County:	Maricopa County, Arizona

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DEED OF TRUST AND SECURITY AGREEMENT

(Sunrise of Gilbert – First)

THIS DEED OF TRUST AND SECURITY AGREEMENT (this “Instrument”) is made as of the 29th day of June, 2012, by GILBERT AZ SENIOR LIVING OWNER, LLC, a Delaware limited liability company, having its principal place of business at c/o CNL Healthcare Trust, Inc., 450 South Orange Avenue, Orlando, Florida 32801 (“Owner”), and CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC (f/k/a MetSun Two Gilbert AZ Senior Living, LLC), a Delaware limited liability company, having its principal place of business at c/o CNL Healthcare Trust, Inc., 450 South Orange Avenue, Orlando, Florida 32801, (“Operator”, and together with Owner, “Borrower”), to First American Title Insurance Company, having an address at 1 First American Way, Santa Ana, California 92707, as trustee (“Trustee”), for the benefit of to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Attention: Asset Management Department; Reference Loan No. 706108866, as mortgagee (“Lender”).

RECITALS:

1. Lender has agreed to make on the date hereof certain loans to Borrower and one or more affiliates of Borrower (collectively, “Related Borrowers”; Borrower and the Related Borrowers collectively referred to as “Borrowers”) in the aggregate original principal amount of $125,000,000.00, evidenced by the Notes (as defined in the Loan Agreement [as hereinafter defined]), and secured by, among other things, (i) the Property (as hereinafter defined), and (ii) certain other properties, as identified from time to time in the Loan Agreement, owned by one or more of the Related Borrowers (collectively, the “Other Properties”).

2. Borrower, by the terms of that certain Promissory Note (Sunrise of Gilbert) dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”) and in connection with the loan (the “Loan”) from Lender to Borrower, is indebted to Lender in the principal sum of SEVENTEEN MILLION SIXTY-ONE THOUSAND AND NO/100 U.S. DOLLARS ($17,061,000.00).

3. The Loan is governed by that certain Amended and Restated Loan Agreement dated as of the date hereof, by and among Borrower, Related Borrowers, and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

4. Borrower desires to secure the payment and performance of all of its obligations under the Note and certain additional Obligations; provided, however, that notwithstanding anything to the contrary contained herein, this Instrument shall not secure any obligation of Borrowers relating to the Other Indebtedness, the Other Notes, the Other Documents or the Other Obligations (each as defined herein), except as set forth in Article VII below.

IN CONSIDERATION of the principal sum of the Note, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower irrevocably:

A. Grants, bargains, sells, assigns, transfers, pledges, mortgages, warrants, and conveys to Lender with power of sale, and grants Lender a security interest in, the following property, rights, interests and estates owned by either Owner or Operator (collectively, the “Property”) (it being understood and agreed that Owner is the owner of the Land and Improvements [each as hereinafter defined], and Operator is the tenant under the Operating Lease [as hereinafter defined]):

(i) The real property in Maricopa County, Arizona, and described in Exhibit A attached hereto (the “Land”);

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(ii) All of Borrower’s present and future estate, right, title and interest under that certain Lease Agreement dated as of the date hereof, by and between Owner, as landlord, and Operator, as tenant, and all present and future amendments, extensions, renewals, supplements and replacements thereto or thereof as the context may require (collectively, the “Operating Lease”), a memorandum of which was recorded in the Official Records of Maricopa County, Arizona immediately prior hereto, covering the Land, together with and including, without limitation, (1) all options of any kind, rights of first refusal, privileges and other benefits under the Operating Lease; and (2) all leases, subleases and subtenancies, occupancy agreements and concessions under the Operating Lease or otherwise affecting the Property;

(iii) All buildings, structures and improvements (including fixtures) now or later located in or on the Land (the “Improvements”);

(iv) All easements, estates, and interests including hereditaments, servitudes, appurtenances, tenements, mineral and oil/gas rights, water rights, air rights, development power or rights, options, reversion and remainder rights, and any other rights owned by Borrower and relating to or usable in connection with or access to the Property;

(v) All right, title, and interest owned by Borrower in and to all land lying within the rights-of-way, roads, or streets, open or proposed, adjoining the Land to the center line thereof, and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Property;

(vi) All right, title and interest of Borrower in, to, and under all plans, specifications, surveys, studies, reports, permits, licenses, agreements, contracts, instruments, books of account, insurance policies, and any other documents relating to the use, construction, occupancy, leasing activity, or operation of the Property; provided, however, that any such plans and specifications transferred hereunder are transferred for use in connection with the Property only and for no other purpose;

(vii) All of the tangible and intangible personal property described in Exhibit B owned by either Owner or Operator and replacements thereof, including all personal property currently owned or acquired by Owner or Operator after the date hereof used in connection with the ownership and operation of the Property as a Senior Living Facility (defined below), all kitchen or restaurant supplies, dining room facilities, medical facilities, or related furniture and equipment, and any other equipment, supplies or furniture owned by Owner or Operator and leased to any third party service provider or facility operator (including, without limitation, Operator or Sunrise Senior Living Management, Inc., a Virginia corporation [“Property Manager”]) under any use, occupancy, or lease agreements, as well as all licenses, permits, certificates, and approvals required for the operation of the Property as a Senior Living Facility, to the extent permitted by applicable law and regulations (but specifically excluding the tradename “Sunrise” and any intellectual property related to such tradename), including replacements and additions thereto; but excluding all personal property owned by any tenant, resident or other occupant (each, a “Tenant”) of the Property other than Operator;

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(viii) All of Borrower’s right, title and interest in the proceeds (including conversion to cash or liquidation claims) of (A) insurance relating to the Property and (B) all awards made for the taking by eminent domain (or by any proceeding or purchase in lieu thereof) of the Property, including awards resulting from a change of any streets (whether as to grade, access, or otherwise) and for severance damages;

(ix) All of Borrower’s right, title and interest in and to all tax refunds, including interest thereon, tax rebates, tax credits, and tax abatements, and the right to receive the same, which may be payable or available with respect to the Property;

(x) All leasehold estates, ground leases, leases, subleases, licenses, or other agreements affecting the use, enjoyment or occupancy of the Property (including, without limitation, any occupancy and admission agreements pertaining to occupants of the Property, including both residential and commercial agreements [including the Resident Agreements, as defined in the Loan Agreement]), and any management agreement or other operating agreement under which control of the use or operation of the Property or any portion thereof has been granted to any other entity) now or later existing (including any use or occupancy arrangements created pursuant to Title 7 or 11 of the United States Code, as amended from time to time, or any similar federal or state laws now or later enacted for the relief of debtors [the “Bankruptcy Code”]) and all extensions and amendments thereto (collectively, the “Leases”) and all of Borrower’s right, title and interest under the Leases, including all guaranties thereof;

(xi) All rents, entrance fees, management fees, service fees, issues, profits, royalties, receivables, use and occupancy charges (including all oil, gas or other mineral royalties and bonuses), income and other benefits now or later derived from any portion or use of the Property (including any payments received with respect to any Tenant or the Property pursuant to the Bankruptcy Code) and all cash, security deposits, advance rentals, or similar payments relating thereto, together with and including all proceeds from any private insurance for tenants to cover rental charges and charges for services at or in connection with the Property, including, without limitation , the right to payments from Medicare or Medicaid (as such terms are defined in the Loan Agreement) programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from Tenants, residents, occupants, private insurers or others (“Third Party Payments”), arising from the operation of the Property as a Senior Living Facility or otherwise due for the rents of Tenants, residents or occupants or for services at the Property (collectively, the “Rents”) and all proceeds from the cancellation, termination, surrender, sale or other disposition of the Leases, and the right to receive and apply the Rents to the payment of the Obligations;

(xii) All of Borrower’s rights and privileges heretofore or hereafter otherwise arising in connection with or pertaining to the Property, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, declaration of covenants, restrictions and easements or like instrument, developer’s agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale or use of the Property;

(xiii) All payments due, or received, from occupants, Third Party Payments added to base rental income, base and/or additional meal sales, commercial operations located on the Property or provided as a service to the occupants of the Property, rental from guest suites, seasonal lease charges, furniture leases, and laundry services, and any and all other services provided to third parties in

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connection with the Property, and any and all other personal property on the real property site, excluding personal property belonging to occupants of the real property (other than property belonging to Borrower);

(xiv) Subject to applicable laws and regulations and to the extent assignable, all permits, licenses, certificates, provider numbers and contracts relating to the operation and authority to operate the Property as a “Senior Living Facility” (but specifically excluding the tradename “Sunrise” and any intellectual property related to such tradename). For purposes of this Instrument, “Senior Living Facility” shall mean a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as an “Assisted Living Facility” under Arizona law; and

(xv) All of Borrower’s inventory, accounts, accounts receivable, contract rights, general intangibles, and all proceeds thereof relating to the Property.

B. Absolutely and unconditionally assigns, sets over, and transfers to Lender all of Borrower’s right, title, interest and estates in and to the Leases and the Rents, subject to the terms and license granted to Borrower under that certain Assignment of Leases and Rents (Sunrise of Gilbert – First) made by Borrower to Lender dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment”), which document shall govern and control the provisions of this assignment.

TO HAVE AND TO HOLD the Property unto Lender and its successors and assigns forever, subject to the Permitted Encumbrances (as defined in the Loan Agreement) and the provisions, terms and conditions of this Instrument.

PROVIDED, HOWEVER, if Borrower shall pay and perform (or cause to be paid or performed) the Obligations as provided for in the Documents (defined below) and shall comply with (or cause Property Manager to comply with) all the provisions, terms and conditions in the Documents, these presents and the estates hereby granted (except for the obligations of Borrower set forth in Sections 3.11 and 3.12 and Article VIII of the Loan Agreement) shall cease, terminate and be void.

IN FURTHERANCE of the foregoing, Borrower warrants, represents, covenants and agrees as follows:

ARTICLE I—OBLIGATIONS; DOCUMENTS; INCORPORATION; DEFINITIONS

Section 1.01 Obligations. This Instrument is executed, acknowledged, and delivered by Borrower to secure and enforce the following obligations (collectively, the “Obligations”):

(a) Payment of all obligations, indebtedness and liabilities owing by Owner or Operator, as applicable, under the Documents and any renewals, extensions, and amendments of the Documents, including (i) the Prepayment Premium, and (ii) interest at both the Note Rate and at the Default Rate, if applicable and to the extent permitted by Laws;

(b) Performance of every obligation, covenant, and agreement made by Owner or Operator, as applicable, under the Documents including renewals, extensions, and amendments of the Documents; and

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(c) Payment of all sums advanced (including costs and expenses) by Lender to Owner or Operator, as applicable, pursuant to the Documents including renewals, extensions, and amendments of the Documents.

Section 1.02 Documents; Incorporation. The “Documents” shall mean this Instrument, the Loan Agreement, the Note, the Assignment, and any other written agreement executed in connection with the Loan (but excluding the Loan application, Loan commitment and the Environmental Indemnity) and by the party against whom enforcement is sought, including those given to evidence or further secure the payment and performance of any of the Obligations, and any written renewals, extensions, and amendments of the foregoing, executed by the party against whom enforcement is sought. All of the provisions of the other Documents (including, without limitation, the limited and full recourse liability provisions of Article VIII of the Loan Agreement) are incorporated into this Instrument to the same extent and with the same force as if fully set forth in this Instrument.

Section 1.03 Definitions. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. The terms set forth below are defined in the following sections of this Instrument:

Assignment	Recitals, Section 4(B)
Bankruptcy Code	Recitals, Section 4(A)(x)
Borrower	Preamble
Borrowers	Recitals, Section 1
Documents	Section 1.02
Improvements	Recitals, Section 4(A)(iii)
Instrument	Preamble
Land	Recitals, Section 4(A)(i)
Leases	Recitals, Section 4(A)(x)
Lender	Preamble
Loan	Recitals, Section 2
Loan Agreement	Recitals, Section 3
Management Agreement	Section 3.05
Note	Recitals, Section 2
Notice	Section 5.02
Obligations	Section 1.01
Operator	Preamble
Operating Lease	Recitals, Section 4(A)(ii)
Other Documents	Section 7.01(a)
Other Indebtedness	Section 7.01(b)
Other Mortgages	Section 7.01(c)
Other Notes	Section 7.01(d)
Other Obligations	Section 7.01(e)
Other Properties	Recitals, Section 1
Other Subordinate Assignments	Section 7.01(g)
Other Subordinate Mortgages	Section 7.01(h)
Owner	Preamble
Personal Property	Section 3.02(j)
Property	Recitals, Section 4(A)
Property Manager	Recitals, Section 4(A)(vii)
Related Borrowers	Recitals, Section 1

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Rents	Recitals, Section 4(A)(xi)
Senior Living Facility	Recitals, Section 4(A)(xiv)
Subordinate Assignment	Section 7.01(i)
Subordinate Mortgage	Section 7.01(j)
Tenant	Recitals, Section 4(A)(vii)
Third Party Payments	Recitals, Section 4(A)(xi)

ARTICLE II—SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY

Section 2.01 Due-on-Sale or Encumbrance. It shall be an Event of Default and, at the sole option of Lender, Lender may accelerate the Obligations, and the entire Obligations (including any Prepayment Premium) shall become immediately due and payable, if, without Lender’s prior written consent (which consent may be given or withheld for any or for no reason or given conditionally, in Lender’s sole discretion), any of the events set forth in Section 5.01 of the Loan Agreement shall occur.

ARTICLE III—DEFAULTS AND REMEDIES

Section 3.01 Events of Default. The occurrence of an Event of Default (as such term is defined in Section 6.01 of the Loan Agreement) shall constitute, at Lender’s option, an Event of Default under this Instrument and the other Documents.

Section 3.02 Remedies. If an Event of Default occurs, Lender or any person designated by Lender, may (but shall not be obligated to) take any action (separately, concurrently, cumulatively, and at any time and in any order) permitted under any Laws, without notice, demand, presentment, or protest (all of which are hereby waived), to protect and enforce Lender’s rights under the Documents or Laws including the following actions:

(a) accelerate and declare the entire unpaid Obligations immediately due and payable, except for defaults under Sections 6.01(f), 6.01(g), 6.01(h), or 6.01(i) of the Loan Agreement which shall automatically make the Obligations immediately due and payable;

(b) judicially or otherwise, (i) completely foreclose this Instrument or (ii) partially foreclose this Instrument for any portion of the Obligations due and the lien and security interest created by this Instrument shall continue unimpaired and without loss of priority as to the remaining Obligations not yet due;

(c) sell for cash or upon credit the Property and all right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale;

(d) recover judgment on the Note either before, during or after any proceedings for the enforcement of the Documents and without any requirement of any action being taken to (i) realize on the Property or (ii) otherwise enforce the Documents;

(e) seek specific performance of any provisions in the Documents;

(f) apply for the appointment of a receiver, custodian, trustee, liquidator, or conservator of the Property without (i) notice to any person, (ii) regard for (A) the adequacy of the security for the Obligations or (B) the solvency of Borrower or any person liable for the payment of the Obligations; and Borrower and any person so liable waives or shall be deemed to have waived the foregoing and any other objections to the fullest extent permitted by Laws and consents or shall be deemed to have consented to such appointment;

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(g) with or without entering upon the Property, (i) exclude Borrower (solely upon acceleration of the Loan), Property Manager, and any other person from the Property without liability for trespass, damages, or otherwise; (ii) take possession of, and Borrower shall surrender on demand (and shall require Property Manager to surrender on demand [provided Lender has accelerated the Loan]), all books, records, and accounts relating to the Property; (iii) give notice to Property Manager and Tenants or any person, make demand for, collect, receive, sue for, and recover in its own name all Rents and cash collateral derived from the Property; (iv) use, operate, manage, preserve, control, and otherwise deal with every aspect of the Property including (A) conducting its business, (B) insuring it, (C) making all repairs, renewals, replacements, alterations, additions, and improvements to or on it, (D) completing the construction of any Improvements in manner and form as Lender deems advisable, (E) executing, modifying, enforcing, and terminating new and existing Leases on such terms as Lender deems advisable and evicting any Tenants in default, and (F) making payments for any required licensing fees, permits, or other expenses related to the operation of the Property by or on behalf of Lender as a Senior Living Facility, any fines or penalties that may be assessed against the Property, any costs incurred to bring the Property into full compliance with applicable codes and regulatory requirements, and for any fees or costs related to Lender’s employment of a licensed operator for the Property; (v) apply the receipts from the Property to payment of the Obligations, in any order or priority determined by Lender, after first deducting all Costs, expenses, and liabilities incurred by Lender in connection with the foregoing operations and all amounts needed to pay the Impositions and other expenses of the Property, as well as just and reasonable compensation for the services of Lender and its attorneys, agents, and employees; and/or (vi) in every case in connection with the foregoing, exercise all rights and powers of Borrower, Lender with respect to the Property, either in Borrower’s or Property Manager’s name or otherwise;

(h) release any portion of the Property for such consideration, if any, as Lender may require without, as to the remainder of the Property, impairing or affecting the lien or priority of this Instrument or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been actually reduced, and Lender may accept by assignment, pledge, or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder;

(i) apply any Deposits to the following items in any order and in Lender’s sole discretion: (A) the Obligations, (B) Costs, (C) advances made by Lender or under the Documents, and/or (D) Impositions;

(j) take all actions permitted under the U.C.C. of the State of Arizona, including (i) the right to take possession of all tangible and intangible personal property now or hereafter included within the Property (the “Personal Property”) and take such actions as Lender deems advisable for the care, protection and preservation of the Personal Property and (ii) request Borrower at its expense to assemble (or require Property Manager to assemble) the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower at least five (5) Business Days prior to such action shall constitute commercially reasonable notice to Borrower; or

(k) take any other action permitted under any Laws.

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If Lender exercises any of its rights under Section 3.02(g), Lender shall not (a) be deemed to have entered upon or taken possession of the Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose; (b) be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession; nor (c) be liable (i) to account for any action taken pursuant to such exercise other than for Rents actually received by Lender, (ii) for any loss sustained by Borrower resulting from any failure to lease the Property, or (iii) any other act or omission of Lender except for losses caused by Lender’s willful misconduct or gross negligence. Borrower hereby consents to, ratifies, and confirms the exercise by Lender of its rights under this Instrument and appoints Lender as its attorney in fact, which appointment shall be deemed to be coupled with an interest and irrevocable, for such purposes. After an Event of Default, Lender is further authorized to give notice to all third party providers, including insurers, any governmental provider, or Medicare or Medicaid or any similar program or provider, at Lender’s option, instructing them to pay all Rents which would be otherwise paid to Borrower to Lender, to the extent permitted by law.

Section 3.03 Expenses. All Costs, expenses, allocated or accrued fees, or other amounts paid or incurred by Lender in the exercise of its rights under the Documents which are reimbursable or payable to Lender by Borrower under the Documents, together with interest thereon at the applicable interest rate specified in the Loan Agreement, which shall be the Default Rate unless prohibited by Laws, shall be (a) part of the Obligations, (b) secured by this Instrument, and (c) allowed and included as part of the Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender’s rights under the Documents.

Section 3.04 Rights Pertaining to Sales. To the extent permitted under (and in accordance with) any Laws, the following provisions shall, as Lender may determine in its sole discretion, apply to any sales of the Property under this Article III, whether by judicial proceeding, judgment, decree, power of sale, foreclosure or otherwise: (a) Lender may conduct a single sale of the Property or multiple sales of any part of the Property in separate tracts or in any other manner as Lender deems in its best interests and Borrower waives any right to require otherwise; (b) if Lender elects more than one sale of the Property, Lender may at its option cause the same to be conducted simultaneously or successively, on the same day or on such different days or times and in such order as Lender may deem to be in its best interests, no such sale shall terminate or otherwise affect the lien of this Instrument on any part of the Property not then sold, and Borrower shall pay the costs and expenses of each such sale; (c) any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice; or such sale may occur, without further notice, at the time fixed by the last postponement or a new notice of sale may be given; and (d) Lender may acquire the Property and, in lieu of paying cash, may pay by crediting against the Obligations the amount of its bid, after deducting therefrom any sums which Lender is authorized to deduct under the provisions of the Documents. After any such sale, Lender shall deliver to the purchaser at such sale a deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in any such deed of any matters or facts shall be presumptive proof of the truthfulness thereof. Any person, including Borrower or Lender, may purchase at such sale.

Section 3.05 Application of Proceeds. Any proceeds received from any sale or disposition under this Article III or otherwise, together with any other sums held by Lender, shall, except as expressly provided to the contrary, be applied in the order determined by Lender to: (a) payment of all Costs and expenses of any enforcement action or foreclosure sale, transfer of title by power of sale, or otherwise, including interest thereon at the applicable interest rate specified in the Loan Agreement, which shall be the Default Rate unless prohibited by Laws, (b) all taxes, Assessments, and other charges unless the Property was sold subject to these items; (c) payment of the Obligations in such order as Lender may elect; (d) payment

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of any other sums secured or required to be paid by Borrower, or by Property Manager under that certain Management Agreement dated as of the date hereof, by and among Operator, CHTSun Partners IV, LLC, a Delaware limited liability company, and Property Manager (the “Management Agreement”) in order to maintain any licenses, permits, certificates or contracts relating to the operation of and authority to operate the Property as a Senior Living Facility; and (e) payment of the surplus, if any, to any person lawfully entitled to receive it. Borrower and Lender intend and agree that during any period of time between any foreclosure judgment that may be obtained and the actual foreclosure sale that the foreclosure judgment will not extinguish the Documents or any rights contained therein including the obligation of Borrower to pay all Costs and to pay interest at the applicable interest rate specified in the Loan Agreement, which shall be the Default Rate unless prohibited by Laws.

Section 3.06 Additional Provisions as to Remedies. No failure, refusal, waiver, or delay by Lender to exercise any rights under the Documents upon any default or Event of Default shall impair Lender’s rights or be construed as a waiver of, or acquiescence to, such or any subsequent default or Event of Default. No recovery of any judgment by Lender and no levy of an execution upon the Property or any other property of Borrower or Property Manager shall affect the lien and security interest created by this Instrument and such liens, rights, powers, and remedies shall continue unimpaired as before. Lender may resort to any security given by this Instrument or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Lender may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights, or benefits granted hereunder. Acceptance of any payment after any Event of Default shall not be deemed a waiver or a cure of such Event of Default and such acceptance shall be deemed an acceptance on account only. If Lender has started enforcement of any right by foreclosure, sale, entry, or otherwise and such proceeding shall be discontinued, abandoned, or determined adversely for any reason, then Borrower and Lender shall be restored to their former positions and rights under the Documents with respect to the Property, subject to the lien and security interest hereof.

Section 3.07 Waiver of Rights and Defenses. To the fullest extent Borrower may do so under Laws, Borrower (a) will not at any time insist on, plead, claim, or take the benefit of any statute or rule of law now or later enacted providing for any appraisement, valuation, stay, extension, moratorium, redemption, or any statute of limitations; (b) for itself, its successors and assigns, and for any person ever claiming an interest in the Property (other than Lender), waives and releases all rights of redemption, reinstatement, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, all rights to a marshaling of the assets of Borrower, including the Property, or to a sale in inverse order of alienation, in the event of foreclosure (or extinguishment by transfer of title by power of sale) of the liens and security interests created under the Documents; (c) shall not be relieved of its obligation to pay the Obligations as required in the Documents nor shall the lien or priority of the Documents be impaired by any agreement renewing, extending, or modifying the time of payment or the provisions of the Documents (including a modification of any interest rate), unless expressly released, discharged, or modified by such agreement. Regardless of consideration and without any notice to or consent by the holder of any subordinate lien, security interest, encumbrance, right, title, or interest in or to the Property, Lender may (a) release any person liable for payment of the Obligations or any portion thereof or any part of the security held for the Obligations or (b) modify any of the provisions of the Documents without impairing or affecting the Documents or the lien, security interest, or the priority of the modified Documents as security for the Obligations over any such subordinate lien, security interest, encumbrance, right, title, or interest.

Section 3.08 Additional Credit Bidding. In connection with any sale of the Property pursuant to Section 363 of the Bankruptcy Code or any plan under the Bankruptcy Code, Lender shall have the right to

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acquire the Property and, in lieu of paying cash, Lender shall have the right (at its option) to pay by crediting against the Obligations the amount of its bid, after deducting therefrom any sums which Lender is authorized to deduct under the provisions of the Documents.

ARTICLE IV—SECURITY AGREEMENT

Section 4.01 Security Agreement. This Instrument constitutes both a real property mortgage and a “security agreement” within the meaning of the U.C.C. The Property includes real and personal property and all tangible and intangible rights and interest of Borrower in the Property. Borrower grants to Lender, as security for the Obligations, a security interest in the Personal Property to the fullest extent that the Personal Property may be subject to the U.C.C. Borrower authorizes Lender to file any financing or continuation statements and amendments thereto relating to the Personal Property without the signature of Borrower if permitted by Laws.

ARTICLE V—ADDITIONAL PROVISIONS

Section 5.01 Usury Savings Clause. Without limiting Section 1.02 above, the provisions of Section 9.01 of the Loan Agreement are hereby incorporated by reference into this Instrument to the same extent and with the same force as if fully set forth herein.

Section 5.02 Notices. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any “notice”) required or permitted under the Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:

If to Borrower:	With a copy of notices sent to Borrower to:

GILBERT AZ SENIOR LIVING OWNER, LLC	LOWNDES, DROSDICK, DOSTER, KANTOR &
and CHTSUN TWO GILBERT AZ SENIOR	REED, P.A.
LIVING, LLC	215 N. Eola Drive
c/o CNL Healthcare Trust, Inc.	Orlando, Florida 32801
450 South Orange Avenue	Attention: Peter Luis Lopez, Esq.
Orlando, Florida 32801
Attention: Holly Greer, Senior Vice President and
Joseph T. Johnson, Senior Vice president and Chief
Financial Officer

and	and

GILBERT AZ SENIOR LIVING OWNER, LLC	WILKIE FARR & GALLAGHER LLP
and CHTSUN TWO GILBERT AZ SENIOR	787 Seventh Avenue
LIVING, LLC	New York, New York 10019
c/o Sunrise Senior Living, Inc.	Attention: Eugene A. Pinover, Esq.
7900 Westpark Drive, Suite T-900
McLean, Virginia 22102
Attention: Edward Burnett

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and

c/o Sunrise Senior Living, Inc.
7900 Westpark Drive, Suite T-900
McLean, Virginia 22102
Attention: General Counsel

If to Lender:	With a copy of notices sent to Lender to:

THE PRUDENTIAL INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA	OF AMERICA
Prudential Asset Resources, Inc.	Prudential Asset Resources, Inc.
2100 Ross Avenue, Suite 2500	2100 Ross Avenue, Suite 2500
Dallas, Texas 75201	Dallas, Texas 75201
Attention: Asset Management Department	Attention: Legal Department
Reference Loan No. 706108866	Reference Loan No. 706108866

If to Trustee:

FIRST AMERICAN TITLE INSURANCE
COMPANY
1 First American Way
Santa Ana, California 92707

Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days’ prior notice.

Section 5.03 Applicable Law and Submission to Jurisdiction. This Instrument shall be governed by and construed in accordance with the laws of the State of Arizona and the applicable laws of the United States of America. Without limiting Lender’s right to bring any Action (as defined in the Loan Agreement) in the courts of other jurisdictions, Borrower irrevocably (a) submits to the jurisdiction of any state or federal court in the State of Arizona, (b) agrees that any Action may be heard and determined in such court, and (c) waives, to the fullest extent permitted by Laws, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction.

Section 5.04 Transfer of Loan.

(a) Lender may, at any time, (i) sell, transfer or assign the Documents and any servicing rights with respect thereto or (ii) grant participations therein or issue Securities (as defined in the Loan Agreement). Lender may forward to any Investors (as defined in the Loan Agreement), to any Rating Agency (as defined in the Loan Agreement) rating such Securities and to any prospective Investor, all documents and information which Lender now has or may later acquire relating to the Obligations, Borrower, Property Manager, any guarantor(s), any indemnitor(s), the Leases, and the Property, whether furnished by Borrower, Property Manager, any guarantor(s), any indemnitor(s) or otherwise, as Lender determines advisable. Borrower, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section 5.04 including the

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delivery of an estoppel certificate in accordance with Section 3.16 of the Loan Agreement and such other documents as may be reasonably requested by Lender. Borrower shall also furnish consent of Borrower, Property Manager, any guarantor and any indemnitor in order to permit Lender to furnish such Investors or such prospective Investors or such Rating Agency with any and all information concerning the Property, the Leases, the financial condition of Borrower, any guarantor and any indemnitor, as may be reasonably requested by Lender, any Investor, any prospective Investor or any Rating Agency and which may be complied with without undue expense.

(b) Borrower agrees that upon any assignment or transfer of the Documents by Lender to any third party, Lender shall have no obligations or liabilities under the Documents for the period from and after such assignment or transfer, such third party shall be substituted as the lender under the Documents for all purposes, and Borrower shall look solely to such third party for the performance of any obligations under the Documents or with respect to the Loan arising from and after the date of such assignment or transfer.

(c) Upon an assignment or other transfer of the Documents, Lender may, at its discretion, pay over the Deposits in its possession and deliver all other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred to Borrower or to the assignee or transferee of the Documents. If the Deposits are transferred or assigned to the assignee or transferee, then Borrower shall then look solely to such assignee or transferee with respect thereto. This provision shall apply to every transfer of the Deposits and any other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to a new assignee or transferee. Subject to the provisions of Section 5.01 of the Loan Agreement, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits.

(d) Notwithstanding anything to the contrary contained in this Section 5.04, Borrower shall not be required to pay any direct costs in connection with any transfer of the Loan by Lender pursuant to the terms of this Section 5.04 other than any out-of-pocket expenses in an amount equal to or less than Two Thousand Five Hundred Dollars ($2,500) incurred by Borrower in complying with any request for information made pursuant to this Section 5.04.

Section 5.05 Miscellaneous. If any provision of the Documents shall be held to be invalid, illegal, or unenforceable in any respect, this shall not affect any other provisions of the Documents and such provision shall be limited and construed as if it were not in the Documents. If title to the Property becomes vested in any person other than Owner or Operator, as applicable, then Lender may, without notice to Borrower, deal with such person regarding the Documents or the Obligations in the same manner as with Borrower without in any way vitiating or discharging Borrower’s liability under the Documents or being deemed to have consented to the vesting. If both the lessor’s and lessee’s interest under any Lease ever becomes vested in any one person, this Instrument and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger, and Lender shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure (or transfer of title by power of sale) of this Instrument, none of the Leases shall be destroyed or terminated as a result of such foreclosure (or transfer of title by power of sale), by application of the doctrine of merger or as a matter of law, unless Lender takes all actions required by law to terminate the Leases as a result of foreclosure (or transfer of title by power of sale). All of Borrower’s covenants and agreements under the Documents shall run with the land and time is of the essence. Following an Event

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of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), Borrower appoints Lender as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for and in the name of Borrower or Property Manager of any of the documents listed in Sections 3.04, 3.19, 4.01, and 6.02 of the Loan Agreement. The Documents cannot be amended, terminated, or discharged except in a writing signed by the party against whom enforcement is sought. No waiver, release, or other forbearance by Lender will be effective unless it is in a writing signed by Lender and then only to the extent expressly stated. The provisions of the Documents shall be binding upon Borrower and its heirs, devisees, representatives, successors, and assigns including successors in interest to the Property and inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. Where two or more persons have executed the Documents, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. The Documents may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Upon receipt of an affidavit of an officer of Lender or Borrower, as the case may be, as to the loss, theft, destruction or mutilation of any Document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of the Document, any affected Borrower or Lender, as the case may be, will issue, in lieu thereof, a replacement Document, dated the date of the lost, stolen, destroyed or mutilated Document containing the same provisions (provided that if the Note is lost, stolen or destroyed, Lender provides an indemnity of the type customary in such situation). Any reviews, inspections, reports, approvals or similar items conducted, made or produced by or on behalf of Lender with respect to Borrower, the Property or the Loan are for loan underwriting and servicing purposes only, and shall not constitute an acknowledgment, representation or warranty of the accuracy thereof, or an assumption of liability with respect to Borrower, Borrower’s contractors, architects, engineers, employees, agents or invitees, present or future tenants, occupants or owners of the Property, or any other party.

Section 5.06 Entire Agreement. Except as provided in Section 3.17 of the Loan Agreement, (a) the Documents constitute the entire understanding and agreement between Borrower, Lender with respect to the Loan and supersede all prior written or oral understandings and agreements with respect to the Loan including the Loan application and Loan commitment, and (b) Borrower is not relying on any representations or warranties of Lender except as expressly set forth in the Documents.

Section 5.07 WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY WAIVES (AND SHALL CAUSE PROPERTY MANAGER TO WAIVE), TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR BORROWER IN CONNECTION THEREWITH.

Section 5.08 Performance of Covenants by Operator. Notwithstanding that covenants of Borrower set forth in this Instrument may be binding on both Owner and Operator, it is understood and agreed that so long as the Operating Lease is in full force and effect, the full satisfaction and performance of any covenant that may be fully performed by either Owner or Operator (as the respective owner or operator of the Property) and is not a covenant that is personal to Owner or Operator, shall be deemed to be performance of the covenant by the Borrower hereunder.

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ARTICLE VI—LOCAL LAW PROVISIONS

[INTENTIONALLY OMITTED]

ARTICLE VII—SPECIAL PROVISIONS

Section 7.01 Other Definitions. As used in this Instrument, the following terms shall have the following meanings:

(a) Other Documents: The Other Notes, the Loan Agreement (as it relates to the Other Indebtedness), the Subordinate Mortgage, the Other Subordinate Mortgages, the Subordinate Assignment, the Other Subordinate Assignments, and all other documents evidencing, securing or relating to the payment of the Other Indebtedness or performance of the Other Obligations.

(b) Other Indebtedness: The loans from Lender to Related Borrowers as evidenced by the Other Notes.

(c) Other Mortgages: Those certain other mortgages and deeds of trust dated as of the date of this Instrument, executed by one or more of Related Borrowers, for the benefit of Lender, securing the Other Obligations and encumbering the Other Properties.

(d) Other Notes: Collectively, all of the promissory notes defined and identified from time to time in the Loan Agreement as the “Notes,” with the exception of that certain promissory note defined herein as the “Note,” as the same are amended, renewed, extended, supplemented, restated or otherwise modified from time to time in accordance with the provisions of the Loan Agreement or such promissory note.

(e) Other Obligations: Any and all covenants, promises, and other obligations (including payment of the Other Indebtedness) made or owing by Borrowers to or due to Lender under and/or as set forth in the Other Documents, and all of the material covenants, promises, and other material obligations made or owing by Borrowers to each and every other Person relating to the Property, exclusive of the Obligations.

(f) Other Properties: As defined in Recitals, Section 1.

(g) Other Subordinate Assignments: Those certain other second priority assignments of leases and rents dated as of the date of this Instrument, executed by one or more of Related Borrowers, for the benefit of Lender, securing the Other Obligations.

(h) Other Subordinate Mortgages: Those certain other second priority mortgages and deeds of trust dated as of the date of this Instrument, executed by one or more of Related Borrowers, for the benefit of Lender, securing the Other Obligations.

(i) Subordinate Assignment: The Assignment of Leases and Rents (Sunrise of Gilbert – Second) dated as of the date of this Instrument, executed by Borrower, for the benefit of Lender securing the Other Obligations.

(j) Subordinate Mortgage: The Deed of Trust and Security Agreement (Sunrise of Gilbert – Second) dated as of the date of this Instrument, executed by Borrower, for the benefit of Lender, securing the Other Obligations.

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Section 7.02 Cross Default and Notice Provisions. Any Event of Default under any of the Other Documents shall constitute, at Lender’s option, an Event of Default under the Documents. Any Event of Default under any of the Documents shall constitute, at Lender’s option, an Event of Default under the Other Documents. In the event of a default under any of the Documents or any of the Other Documents, Borrower hereby acknowledges and agrees that: (A) Lender shall only be obligated to send one (1) notice of default to any one of Borrowers; and (B) said notice shall be deemed notice to all Borrowers under all of the Documents and all of the Other Documents.

Section 7.03 Application of Funds. At any time that Lender has the right or option hereunder to apply any funds in its possession (to the extent permitted by applicable Laws) to the Obligations following the occurrence of an Event of Default under any of the Documents or under the Other Documents, Lender shall be entitled to apply such amounts (to the extent permitted by applicable Laws) to the Note or any of the Other Notes, regardless of whether under the terms of such note(s) such amounts are then due and payable.

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IN WITNESS WHEREOF, the undersigned has executed this Instrument as of the day first set forth above.

BORROWER:

OWNER:

GILBERT AZ SENIOR LIVING OWNER, LLC, a Delaware limitedliability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

OPERATOR:

CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC (f/k/a MetSun Two Gilbert AZ Senior Living, LLC), a Delaware limited company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

STATE OF GEORGIA	)
) SS.
COUNTY OF FULTON	)

This Instrument was acknowledged before me on the 28th day of June, 2012, by Joshua J. Taube, as Vice President of GILBERT AZ SENIOR LIVING OWNER, LLC, a Delaware limited liability company, and CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC (f/k/a MetSun Two Gilbert AZ Senior Living, LLC), a Delaware limited liability company.

/s/ Sally Thornton
Notary Public

	Print Name:	Sally Thornton

[SEAL]	My Commission Expires: April 10, 2014

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Exhibit A

LEGAL DESCRIPTION

(Sunrise of Gilbert)

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A-1

Exhibit B

DESCRIPTION OF PERSONAL PROPERTY SECURITY

All of Borrower’s right, title and interest in, to and under the following:

1. All machinery, apparatus, goods, equipment, materials, fittings, fixtures, chattels, and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, owned by Borrower, wherever situate, and now or hereafter located on, attached to, contained in, or used or usable in connection with the real property described in Exhibit A attached hereto and incorporated herein (the “Land”), and all improvements located thereon (the “Improvements”) or placed on any part thereof, though not attached thereto, including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, electrical, lighting, plumbing, ventilating, air-conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings, and fixtures, including all personal property currently owned or acquired by Borrower after the date hereof used in connection with the ownership and operation of the Property as a Senior Living Facility (defined below), all kitchen or restaurant supplies, dining room facilities, medical facilities, or related furniture and equipment, and any other equipment, supplies or furniture owned by Borrower and leased to any third party service provider or facility operator under any use, occupancy, or lease agreements.

2. All funds, accounts, deposits, instruments, documents, contract rights, general intangibles, notes, and chattel paper arising from or by virtue of any transaction related to the Land, the Improvements, or any of the personal property described in this Exhibit B (including, without limitation, any payments due under any occupancy and admission agreements pertaining to occupants of the Property, including both residential and commercial agreements, and any management agreement or operating agreement under which control of the use or operation of the Property has been granted to any other entity, together with (i) all proceeds from any private insurance for tenants to cover rental charges and charges for services at or in connection with the Property, and the right to payments from Medicare or Medicaid programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from tenants, residents, occupants, private insurers or others, arising from the operation of the Property as a Senior Living Facility or otherwise due for tenants, residents or occupants or for services at the Property, (ii) all payments due, or received, from occupants, second party charges added to base rental income, base and/or additional meal sales, commercial operations located on the Property or provided as a service to the occupants of the Property, rental from guest suites, seasonal lease charges, furniture leases, and laundry services, and any and all other services provided to third parties in connection with the Property, and (iii) any and all other personal property on the real property site, excluding personal property belonging to occupants of the real property).

3. All permits, licenses, franchises, certificates, and other rights and privileges now held or hereafter acquired by Borrower in connection with the Land, the Improvements, or any of the personal property described in this Exhibit B, including all licenses, permits, certificates, and approvals required for the operation of the Property as a Senior Living Facility, to the extent permitted by applicable law and regulations. For purposes of this Instrument, “Senior Living Facility” shall mean a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as an “Assisted Living Facility” under Arizona law.

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B-1

4. All right, title, and interest of Borrower in and to the name and style by which the Land and/or the Improvements is known, including trademarks and trade names relating thereto (but specifically excluding the tradename “Sunrise” and any intellectual property related to such tradename).

5. All right, title, and interest of Borrower in, to, and under all plans, specifications, maps, surveys, reports, permits, licenses, architectural, engineering and construction contracts, books of account, insurance policies, and other documents of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Land and/or the Improvements; provided, however, that any such plans and specifications transferred hereunder are transferred for use in connection with the Property only and for no other purpose.

6. All interests, estates, or other claims or demands, in law and in equity, which Borrower now has or may hereafter acquire in the Land, the Improvements, or the personal property described in this Exhibit B.

7. All right, title, and interest owned by Borrower in and to all options to purchase or lease the Land, the Improvements, or any other personal property described in this Exhibit B, or any portion thereof or interest therein, and in and to any greater estate in the Land, the Improvements, or any of the personal property described in this Exhibit B.

8. All of the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Borrower now has or may hereafter acquire in the Land, the Improvements, or any of the personal property described in this Exhibit B, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of such property, including without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages.

9. All right, title, and interest of Borrower in and to all contracts, permits, certificates, licenses, approvals, utility deposits, utility capacity, and utility rights issued, granted, agreed upon, or otherwise provided by any governmental or private authority, person or entity relating to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements, including all of Borrower’s rights and privileges hereto or hereafter otherwise arising in connection with or pertaining to the Land and/or the Improvements, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, declaration of covenants, restrictions and easements or like instrument, developer’s agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements.

10. All of Borrower’s inventory, accounts, accounts receivable, contract rights, general intangibles, and all proceeds thereof.

AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING PERSONAL PROPERTY DESCRIBED IN THIS EXHIBIT B.

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B-2

A PORTION OF THE ABOVE DESCRIBED GOODS ARE OR ARE TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

OWNER IS THE RECORD TITLE HOLDER AND OWNER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

ALL TERMS USED IN THIS EXHIBIT B (AND NOT OTHERWISE DEFINED IN THIS EXHIBIT B) SHALL HAVE THE MEANING, IF ANY, ASCRIBED TO SUCH TERM UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED AND IN FORCE IN THE JURISDICTION IN WHICH THIS FINANCING STATEMENT HAS BEEN FILED/RECORDED (THE “U.C.C.”).

WITH RESPECT TO ANY FINANCING STATEMENT TO WHICH THIS EXHIBIT B IS ATTACHED, THE TERM “BORROWER” SHALL MEAN “DEBTOR” AS SUCH TERM IS DEFINED IN THE U.C.C.

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B-3